HSBC FUNDS

HSBC U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund

Supplement dated August 5, 2026

to the Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2026

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (the “Adviser”), the Board of Trustees of HSBC Funds (the “Trust”) has approved: (i) the conversion of the outstanding Intermediary Class Shares of the HSBC U.S. Government Money Market Fund (the “Government Fund”) and the HSBC U.S. Treasury Money Market Fund (the “Treasury Fund,” and with the Government Fund, the “Funds”) into Intermediary Service Class Shares of the same respective Fund; (ii) the termination of the Intermediary Class Shares of the Funds; and (iii) the elimination of the shareholder servicing fees for Intermediary Service Class Shares and Class P Shares of the Funds. These changes will take effect on or about September 11, 2026, or on such other date as the officers of the Trust determine (the “Effective Date”).

Effective immediately, the Funds will no longer sell Intermediary Class Shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into each Fund. Investors may continue to redeem shares of each Fund prior to the Effective Date.

As a result, effective on the Effective Date, the following changes are being made to the Prospectus and SAI:

1. All references to Intermediary Class Shares of the Government and Treasury Funds are eliminated.

2. The section entitled “HSBC U.S. Government Money Market Fund-Summary Section-Fees and Expenses of the Fund” on page 3 of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)	Class A	Class I	Intermediary Service Class	Class P	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee (1)	0.25%	0.00%	0.00%	0.00%	0.00%
Other Operating Expenses (2)	0.14%	0.04%	0.14%	0.14%	0.14%
Total Other Expenses	0.39%	0.04%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses (1)(2)	0.49%	0.14%	0.24%	0.24%	0.24%
Fee Waiver and/or Expense Reimbursement (3)	-	-	0.05%	0.05%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	0.49%	0.14%	0.19%	0.19%	0.24%

(1)	Effective September 11, 2026, there is no longer a Shareholder Servicing Fee for the Intermediary Service Class and Class P Shares of the Fund. Total Annual Fund Operating Expenses have been restated to reflect the removal of the Shareholder Servicing Fee for the Intermediary Service Class and Class P Shares of the Fund.

(2)	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent annual report and financial highlights. The expense ratio in the financial highlights reflects the operating expenses of the Fund and does not include indirect expenses associated with the Fund’s investments in other money market funds (acquired fund fees and expenses). Without acquired fund fees and expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would have been 0.48%, 0.13%, 0.18%, 0.18% and 0.23% for Class A Shares, Class I Shares, Intermediary Service Shares, Class P Shares and Class Y Shares, respectively.

(3)	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to an annual rate of 0.14%, 0.18% and 0.18% for Class I Shares, Intermediary Service Shares and Class P Shares, respectively. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until February 28, 2027. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between the Fund and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

3. The section entitled “HSBC U.S. Treasury Money Market Fund-Summary Section-Fees and Expenses of the Fund” on page 9 of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)	Class A	Class I	Intermediary Service Class	Class P	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee (1)	0.25%	0.00%	0.00%	0.00%	0.00%
Other Operating Expenses	0.15%	0.05%	0.15%	0.15%	0.15%
Total Other Expenses	0.40%	0.05%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses (1)	0.50%	0.15%	0.25%	0.25%	0.25%
Fee Waiver and/or Expense Reimbursement (2)	-	0.01%	0.07%	0.07%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.14%	0.18%	0.18%	0.25%

(1)	Effective September 11, 2026, there is no longer a Shareholder Servicing Fee for the Intermediary Service Class and Class P Shares of the Fund. Total Annual Fund Operating Expenses have been restated to reflect the removal of the Shareholder Servicing Fee for the Intermediary Service Class and Class P Shares of the Fund.

(2)	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.14%, 0.18% and 0.18% for Class I Shares, Intermediary Service Shares and Class P Shares, respectively. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until February 28, 2027. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between the Fund and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

4. The section entitled “Distribution Arrangements” on page 35 of the Prospectus is hereby deleted and replaced with the following:

Distribution Arrangements

This section describes the fees you will pay as an investor in different share classes offered by the Funds.

	Class A Shares	Class I Shares	Intermediary Service Class Shares	Class P Shares	Class Y Shares
Distribution (12b-1) and Servicing Fees	Subject to annual shareholder servicing fees of up to 0.60% of the Fund’s average daily net assets attributable to Class A Shares.	No distribution or servicing fees.	No distribution or servicing fees.	No distribution or servicing fees.	No distribution or servicing fees.
Fund Expenses	Higher annual expenses than Class I, Class P, Class Y or Intermediary Service Class Shares.	Lower annual expenses than Class A, Intermediary Service Class, Class P or Class Y Shares.	Lower annual expenses than Class A and Class Y Shares and equal to Class P Shares.	Lower annual expenses than Class A and Class Y Shares and equal to Intermediary Service Class Shares.	Lower annual expenses than Class A Shares.

Distribution (12b-1) and Shareholder Servicing Fees

The Funds have adopted a Distribution (“12b-1”) Plan for Class A Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds, including performing certain shareholder account, administrative and service functions.

The 12b-1 and shareholder servicing fees vary by share class as follows:

●	Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of Class A Shares of a Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to do so.

●	Class I, Intermediary Service, Class P and Class Y Shares do not pay a 12b-1 fee.

In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25%. The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.25% for Class A Shares.

5. The third sentence of the third paragraph in the section entitled “Management of the Trust – The Distributor” on page 29 of the SAI is hereby deleted and replaced with the following:

The aggregate fees paid to the Distributor pursuant to the Plan, and to shareholder servicing agents (“Shareholder Servicing Agents”) pursuant to the Shareholder Services Plan (as discussed below), will not exceed, on an annual basis, 0.25% of a Fund’s average daily net assets represented by Class A Shares outstanding during the period for which payment is being made.

6. The first and second paragraphs in the section entitled “Management of the Trust – Shareholder Services Plan and Shareholder Servicing Agents” on page 33 of the SAI are hereby deleted and replaced with the following:

The Trust has adopted a Shareholder Services Plan with respect to the Class A Shares which provides that the Trust may obtain the services of certain financial institutions and securities brokers, as Shareholder Servicing Agents that shall, as agents for their customers who purchase the Funds’ Class A Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to a particular Class of Shares by a majority vote of the outstanding voting securities of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, without the approval of a majority of shareholders of the particular class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

The Trust has entered into a shareholder servicing agreement (a “Shareholder Servicing Agreement”) with certain Shareholder Servicing Agents, including HSBC, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds’ shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, each Shareholder Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

30000158

HSBC Sept 2026 MMF Supp

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